March 29, 2000

Guaranty Federal Bank, F.S.B.
8333 Douglas Avenue
Dallas, Texas 75225

     Re: Modification of an existing $80,000,000.00 guidance line from Guaranty Federal Bank, F.S.B. ("Lender") to Legacy/Monterey Homes L.P., an Arizona corporation ("Borrower"); such loan and other indebtedness being guaranteed by Meritage Corporation, a Maryland corporation, MTH-Texas GP, Inc., an Arizona corporation and MTH-Texas LP, Inc., an Arizona corporation (collectively referred to as "Guarantor").

Gentlemen:

     Reference is made to that certain Master Loan Agreement dated as of January 31, 1993 (and all amendments thereto, if any) (the "Loan Agreement") between Lender and Borrower governing a $80,000,000.00 loan (as increased) (the "Loan") for the acquisition and/or refinancing of residential lots located in certain counties in the State of Texas as described therein, and the construction of single-family residences thereon. Unless otherwise expressly defined herein, each term used herein with its initial letter capitalized shall have the meaning given to such term in the Loan Agreement. As used in this letter agreement, the term "Loan Instruments" shall mean and include (i) the "Loan Instruments" as defined in the Loan Agreement, (ii) the Fifth Modification Agreement dated as of even date herewith, executed by and between the parties hereto, and (iii) this letter agreement and all other documents executed in conjunction herewith (and all amendments thereto, if any).

     Borrower and Lender desire to decrease the Loan Amount to the stated principal amount of $65,000,000.00 and to-amend and modify certain terms and provisions of the Loan and the Loan Instruments as follows: .

     1.  The  Loan   Amount  is  hereby   decreased   from   $80,000,000.00   to
$65,000,000.00. All references in the Loan Instruments to the amount of $80,000,000.00 are hereby decreased to $65,000,000.00.

     2. PARAGRAPH 8 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

          8. REVOLVING LOAN. All or any portion of the principal of the Loan may be borrowed, paid, prepaid, repaid and reborrowed from time to time prior

Guaranty Federal Bank, F.S.B.
March 29, 2000
Page 2


     to maturity in accordance with the provisions of the Loan Instruments. The excess of borrowing (advances and re-advances) over repayments shall evidence the principal balance of the Loan from time to time and at any time. The aggregate amount of all advances under the Loan may exceed the Loan Amount, but neither the outstanding principal balance of the Loan nor the outstanding aggregate amount of the Loan Allocations shall ever exceed the Loan Amount. The Loan shall not be governed by or be subject to Chapter 15 of the Texas Credit Code Title 79, Revised Civil Statutes of Texas, 1925, as amended.

     The maximum total Loan Allocations and Letters of Credit under the Loan at any time shall be limited to $110,000,000.00, which sum shall consist of the following:

          (a) the total of all Loan Allocations for Property secured by Mortgages, plus;

          (b)  the amount of any Letters of Credit (when issued, if any);

     provided, however, that the $110,000,000.00 Loan Allocation limitation set forth in this sentence shall be increased by an amount equal to any cash deposits made by Borrower with Lender as security for the Loan and as a Borrower's Deposit under PARAGRAPH 5 of the Loan Agreement (with each such deposit to be advanced by Lender to Borrower prior to the disbursement of loan proceeds upon the satisfaction of conditions for advances under this Loan Agreement). Borrower shall execute and deliver to Lender such documents as may be necessary to establish such account and to grant Lender a security interest in the same.

     Notwithstanding any provision in the Loan Instruments to the contrary, in no event shall the sum of (i) the aggregate amounts advanced under the Note, and (ii) the amount of any Letters of Credit (when issued, if any) exceed a total of $65,000,000.00, notwithstanding that the maximum total Loan Allocations and Letters of Credit under the Loan may exceed such $65,000,000.00 total; and consequently, Lender shall have no obligation to disburse additional funds in the event the sum of (i) the aggregate amounts advanced or to be advanced (including all Loan Allocations) under the Note, and (ii) the amount of any Letters of Credit (when issued, if any) exceed a total of $65,000,000.00.

     Notwithstanding any provisions in the Loan Instruments to the contrary, if at anytime the aggregate disbursed and unpaid principal balance of the Loan (together with the aggregate amount of any Letters of Credit under the
     Loan) exceed $65,000,000.00, then Borrower shall immediately (following written demand by Lender) deliver to Lender a cash amount equal to such excess, which cash amount shall be applied to the principal balance of the Loan in order that such aggregate amount shall be reduced to $65,000,000.00.

Guaranty Federal Bank, F.S.B.
March 29, 2000
Page 3


     3.  EXHIBIT A to the Loan  Agreement  is hereby  modified by deleting  such exhibit in its entirety and replacing it with EXHIBIT A attached hereto.

     4. All Loan Instruments hereby are amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as modified hereby, all the terms, provisions and conditions of the Loan Instruments shall remain in full force and effect.

     5. This letter agreement constitutes the "Letter Agreement" referred to in the Fifth Modification Agreement of even date herewith executed by and between the parties hereto.

     6. The terms and provisions of this letter agreement may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     7. Each Guarantor by its execution hereof agree to the amendments and modifications to the Loan Instruments set forth herein and in the prior amendments and modifications to the Loan Instruments and agree that all of such modifications do not and will not waive, release or iii any manner modify either Guarantor's obligations and liabilities under and pursuant to the Guaranty.

             (The balance of this page is intentionally left blank.)

Guaranty Federal Bank, F.S.B.
March 29, 2000
Page 4


     If this letter agreement correctly sets forth our understanding of the subject matter contained herein, please indicate this by executing this letter agreement in the space furnished below and then return a fully-executed copy to the undersigned.

                                        Very truly yours,

                                        BORROWER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership

                                        BY: MTH-TEXAS GP, INC.,
                                            an Arizona corporation,
                                            General Partner


                                            By: /s/ Rick Morgan
                                                --------------------------------
                                                Name: Rick Morgan
                                                Title: Vice President

Guaranty Federal Bank, F.S.B.
March 29, 2000
Page 5


                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland corporation


                                        By: /s/ John R. Landon
                                            ------------------------------------
                                            Name: John R. Landon
                                            Title: CO-CEO


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation,


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


                                        MTH-TEXAS LP, Inc.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President

Guaranty Federal Bank, F.S.B.
March 29, 2000
Page 6


ACCEPTED AND AGREED TO:

LENDER:

GUARANTY FEDERAL BANK, F.S.B.,
a federal savings bank

By: /s/ Sam A. Meade
    -------------------------------
    Name: Sam A. Meade
    Title: Senior Vice President

                                    EXHIBIT A

                                TO LOAN AGREEMENT

1. Introductory Paragraph. RESIDENCE AND INVENTORY LOT LIMITATIONS. At any given time, Residences and Inventory Lots financed under the Loan shall be limited to the following numbers, unless modified by Lender in writing:

     Total Residences:  Seven Hundred Seventy-five (775).
     Specs:             One Hundred Twelve (112).
     Models:            Sixty-three (63).
     Inventory Lots:    One Thousand One Hundred Twenty-five (1,125).

     Borrower may increase the number of Specs allowed above by the same number by which Borrower is short of Models allowed above. Borrower covenants and agrees not to allow, and is prohibited from allowing, any more than ten
     (10) Specs, three (3) Models or one hundred fifty (150) Inventory Lots to exist in any Approved Subdivision (as hereinafter defined).

     The outstanding aggregate amount of the Loan Allocations for all Specs and Models at any time shall never exceed $16,800,000.00.

     The outstanding aggregate amount of the Loan Allocations for all Inventory Lots at any time shall never exceed $18,000,000.00.

     The term "SPECS" means a Residence which is not a Model and is not Under Contract. The term "MODEL" means a Residence specifically utilized for the purposes of marketing other residential products. The term ".'UNDER CONTRACT" shall mean Residences under written contract to sell to bona fide third parties unrelated to Borrower, having no contingency or any other conditions not reasonably susceptible to being satisfied, providing for earnest money deposits of at least $2,000.00, and for which Lender has received preliminary loan approval from a bona fide residential permanent lender.

     The term "INVENTORY RESIDENCE" means any Residence which is not a Model.

2. Introductory Paragraph. APPROVED SUBDIVISIONS. The following subdivisions and any additional subdivisions approved in writing by Lender (the "APPROVED SUBDIVISIONS") are approved by Lender for the Residences and Inventory Lots:

     Subdivision                                  County
     -----------                                  ------
     Stone Canyon (Fern Bluff)                    Williamson
     Oakmont Forest                               Williamson
     Settlers Ridge/Creekside                     Travis
     Round Rock Ranch                             Williamson
     The Meadows (Thunderbird Est.)               Collin
     Brighton Estates - Arlington                 Tarrant
     Bristol Park (Fountain Creek)                Collin
     Chase-Oaks                                   Collin
     Cottonwood Bend                              Collin
     Country Club Park                            Dallas
     Creekwood Estates                            Denton
     Crestwood                                    Collin
     Cross Creek West                             Collin
     Eden Road Estates                            Tarrant
     El Dorado Heights                            Collin
     Heritage Park - Allen                        Collin
     Highland Parkway                             Collin
     Hillcrest Estates                            Collin


EXHIBIT A, - Page 1

     Hunters Glen                                 Collin
     Independence Hill                            Collin
     Meadow Glen PH IIB                           Denton
     Oakwood Glen                                 Collin
     Orchard Valley Estates                       Denton
     Parkdale - Plano                             Collin
     Shadow Lakes                                 Collin
     Shadow Lakes North                           Collin
     Lakes of Valley Ranch                        Dallas
     Vista Ridge Estates                          Denton
     Windhaven Farms (Carelle Custom)             Collin
     Ravenglass Estates                           Collin
     Frankford Meadows                            Dallas
     Hunter Trail                                 Tarrant
     Fossil Beach                                 Tarrant

3. Introductory Paragraph. APPROVED PRICE RANGE. The Residences shall be in the $70,000.00 to $350,000.00 price range.

4. Paragraph 1(c). GUARANTOR. Guarantor of the Loan shall be: Meritage Corporation, am Maryland corporation (formerly known as "Monterey Homes Corporation"); MTH-Texas G.P., Inc., an Arizona corporation; and MTH-Texas L.P., Inc., an Arizona corporation.

5.   Paragraph 2(h). LOAN FINANCE CHARGE. None.

6. Paragraph 2(k) and 6(g). INSPECTION FEE. An inspection fee of $30.00 per Residence shall be paid to Lender on the day the Mortgage pertaining to such Residence is recorded in the Real Property Records.

7. Paragraph 4(c). LOAN RATIOS. With respect to Residences Under Contract, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) eighty percent (80%) of the lowest of the values as provided in PARAGRAPH 4(C) (I) (II) AND III) of this Loan Agreement.

     With respect to Specs, Models and Inventory Lots, the Loan Allocation shall not exceed the lesser of (1) one hundred percent (100%) of the direct costs of a Property, as determined by Lender or, (2) seventy-five percent (75%) of the lowest of the values as provided in PARAGRAPH 4(C) (I ,~(II) AND
     (III) of this Loan Agreement.

8. Paragraph 6(q). OTHER ENTITIES. The Mortgages shall additionally secure all other indebtedness now or hereafter owed by the following entities to
     Lender: None.

9. Paragraph 6(s). REQUIRED RELEASES. Borrower shall cause: (a) Inventory Residences to be released from a Mortgage nine (9) months from the day such Mortgage is recorded in the Real Property Records, (b) Models to be released from a Mortgage twenty-four (24) months from the day such Mortgage is recorded in the Real Property Records, and (c) Inventory Lots to be released from a Mortgage twelve (12) months from the day such Mortgage is recorded in the Real Property Records; provided, however, if no default then exists under any Loan Instruments, Lender may, at its option, extend the Required Release Date for periods of three (3) months (the "EXTENDED RELEASE DATE"); provided, such Extended Release Date shall in no event go beyond the Stated Maturity Date (as hereinafter defined) or the Extended Maturity Date (as hereinafter defined), if applicable.

10. Paragraph 7. REQUIRED PRINCIPAL REDUCTIONS. Prior to the date that Lender gives Borrower the notice described in PARAGRAPH 4(F) above, the following shall apply: in the event a Property has been granted an Extended Release Date (as provided in PARAGRAPH 9 of this EXHIBIT A) and a Mortgage remains covering such Property beyond the following periods from the date such Mortgage is recorded, then Borrower shall make a principal payment of the
     Note in an amount equal to ten percent  (10%) of the Loan  Allocation  with


EXHIBIT A, - Page 2
     respect to such Property (and the Loan Allocation for such Property shall be reduced by the same amount), as determined by Lender:

     Inventory Residences:    Fifteen (15) months.
     Models:                  Twenty-four (24) months.
     Inventory Lots:          Twelve (12) months.

     From and after the date that Lender gives Borrower the notice described in PARAGRAPH 4(FL of the Loan Agreement, the following shall apply: in the event a Property has been granted an Extended Release Date, as provided in PARAGRAPH 9 of this EXHIBIT A, Borrower shall make a principal payment on the Note of ten percent (10%) of that portion of the Loan advanced by Lender for such Property, within the following periods from the date a Mortgage covering such Property is recorded in the Real Property Records:

     Inventory Residences:    Fifteen (15) months.
     Models:                  Twenty-four (24) months.
     Inventory Lots:          Twelve (12) months.

11. Paragraph 9. MATURITY AND EXTENSION. The maturity date of the Note shall be the later of the maturity date as provided in the Note (July 31, 2000) (the "STATED MATURITY DATE"), or nine (9) months after the recording in the Real Property Records of the last Mortgage (the "EXTENDED MATURITY DATE") approved by Lender and recorded prior to the expiration of the Stated Maturity Date. After the Stated Maturity Date, no additional Mortgage shall be recorded.

12. Paragraph 10. ADDITIONAL DEFAULTS. In addition to the events of default stipulated in the Loan Instruments, it shall be a default under this Loan Agreement if Borrower fails to comply with any of the following: None.

13. Paragraph 11. ADDITIONAL LOAN COVENANTS. Borrower shall fully perform and satisfy the following "ADDITIONAL LOAN COVENANTS":

     (a) The aggregate net worth of Borrower (determined in accordance with generally accepted accounting principles, consistently applied) shall not fall below $25,000,000.00.

     (b) The ratio of total liabilities to equity (as determined by Lender) shall not exceed 3.0 to 1.0.

     (c)  John Landon shall at all times retain management control of Borrower.

     (d) In no event shall Meritage Corporation, a Maryland corporation, be in default under any secured indebtedness.

     If Borrower or Guarantor (if applicable to Guarantor) breaches any of the Additional Loan Covenants then, at Lender's election, no additional
     Mortgages shall be recorded in the Real Property Records; provided, however, that a breach of any Additional Loan Covenants shall not be considered a default under the Loan Instruments.

14. Paragraph 16(d). RELEASE PRICE. The partial release price shall be a cash amount equal to the Loan Allocation for the Property multiplied by the Stage (expressed as a percentage) of the Property, all as determined by Lender; provided, however, if Lender shall have given Borrower the notice described in PARAGRAPH 4(F) of the Loan Agreement, then the partial release price shall be an amount in cash equal to one hundred and one hundred percent (100%) of the outstanding balance of the Loan advanced by Lender for the Property.

15. Paragraph 16(e). EXTENSION FEE. If Lender extends the Required Release Date, as provided in PARAGRAPH 9 of this EXHIBIT A, Borrower shall pay to Lender an extension fee of one percent (1 %) of that portion of the Loan advanced by Lender for each such Property times a fraction, the numerator of which is the number of days the Required Release Date is extended and the denominator of which is 365.


EXHIBIT A, - Page 3

                          FIFTH MODIFICATION AGREEMENT

     This FIFTH MODIFICATION AGREEMENT (this "Agreement") is made and entered into as of March 29, 2000, by and between LEGACY/MONTEREY HOMES L.P., an Arizona limited partnership and GUARANTY FEDERAL BANK, F.S.B., a federal savings bank organized and existing under the laws of the United States ("Lender").

                                   WITNESSETH:

     WHEREAS, pursuant to a certain Master Loan Agreement (the "LOAN AGREEMENT':) dated as of January 31, 1993, between Lender and Borrower, Lender made a loan (the "LOAN") to Borrower, evidenced by a certain Revolving Promissory Note (the "NOTE") dated as of January 31, 1993, payable to Lender in the stated principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) (as increased), with interest and principal payable as set forth therein; and

     WHEREAS, to secure the Note and Loan, Master Form Deed(s) of Trust (With Security Agreement and Assignment of Rents and Leases) (hereinafter collectively referred to as the "MASTER DEEDS OF TRUST," whether one or more), which Master Deeds of Trust have been recorded in certain counties in the State of Texas as more particularly described on EXHIBIT A attached hereto; and which Master Deeds of Trust are incorporated by reference pursuant to the terms and provisions of certain Deeds of Trust Incorporating by Reference a Master Form Deed of Trust (With Security Agreement and Assignment of Rents and Leases) (hereafter collectively referred to as the "SUPPLEMENTAL DEEDS OF TRUST," whether one or more) recorded in such counties and encumbering certain real and other property (the "Pro a ") described in such Supplemental Deeds of Trust (such Master Deeds of Trust and Supplemental Deeds of Trust hereafter collectively referred to as the "DEEDS OF TRUST," whether one or more); and

     WHEREAS, the Deeds of Trust were modified pursuant to a Modification Agreement (the "FIRST MODIFICATION"), and recorded in various counties in Texas, which First Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Second Modification Agreement (the "SECOND MODIFICATION") dated as of May 19, 1998, and recorded in various counties in Texas, which Second Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Third Modification Agreement (the "THIRD MODIFICATION") dated as of March , 1999, and recorded in various counties in Texas, which Third Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Deeds of Trust were further pursuant to a Fourth Modification Agreement (the "FOURTH MODIFICATION") dated as of July 31, 1999, and recorded in various counties in Texas, which Fourth Modification modified certain terms and provisions of the Loan as set forth therein; and

     WHEREAS, the Note and the Loan are guaranteed pursuant to that certain Guaranty Agreement dated as of June 30, 1997 (the "GUARANTY"), executed by MTH-Texas GP, Inc., an Arizona corporation, MTH-Texas LP, Inc., an Arizona corporation, and Meritage Corporation, a Maryland corporation (formerly known as "Monterey Homes Corporation") ("GUARANTOR," whether one or more); and


FIFTH MODIFICATION AGREEMENT - Page 1

     WHEREAS, the Loan Agreement, the Note, the First Modification, the Second Modification, the Third Modification, the Fourth Modification, the Deeds of Trust and all other documents evidencing and/or securing the Loan are hereinafter collectively called the "LOAN INSTRUMENTS"; and

     WHEREAS, Lender, the owner and holder of the Note and the Deeds of Trust and all rights and titles evidenced thereby, and Borrower, the record owner of the Property and being liable for the payment of the Note and Loan, desire to modify the Loan Instruments as herein provided.

     NOW, THEREFORE, in consideration of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. The Loan is hereby decreased from $80,000,000.00 to $65,000,000.00. All references in the Loan Instruments to the amount of $80,000,000.00 are hereby decreased to $65,000,000.00.

     2. Borrower shall execute and deliver to Lender a letter agreement (in form and substance satisfactory to Lender in its sole discretion) (the "LETTER AGREEMENT") dated as of the date hereof amending certain other terms and provisions of the Loan Instruments. (Hereafter, this Agreement and the Letter Agreement shall be included in the defined term "LOAN INSTRUMENTS.")

     3. Borrower acknowledges and agrees, that as an accommodation to Borrower, EXHIBIT A hereto (which exhibit describes the recording information of the Master Deeds of Trust) shall be attached to this Agreement (and to any and all other documents which may require the attachment of a description of the recording information of the Master Deeds of Trust) after Borrower's execution of same. Accordingly, Borrower hereby authorizes and directs Lender to attach such EXHIBIT A to this Agreement.

     4. Notwithstanding anything to the contrary in any of the Loan Instruments, Borrower acknowledges and agrees, that to the extent that Lender is relying on Chapter 303 of the Texas Finance Code .to determine the Maximum Lawful Rate (hereafter defined) payable on the Note and/or the Related Indebtedness (hereafter defined) Lender will utilize the weekly ceiling from time to time in effect as provided in such Chapter 303, as amended. To the extent United States federal law permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law, Lender will rely on United States federal law instead of such Chapter 303 for the purpose of determining the Maximum Lawful Rate. Additionally to the extent permitted by applicable law now or hereafter in effect, Lender may, at its option and from time to time, utilize any other method of establishing the Maximum Lawful Rate under such Chapter 303 or under other applicable law by giving notice, if required, to Borrower as provided by applicable law now or hereafter in effect. As used herein, the term "MAXIMUM LAWFUL RATE" shall mean the maximum lawful rate of interest which may be contracted for, charged, taken, received or reserved by Lender in accordance with the applicable laws of the State of Texas (or applicable United States federal law to the extent that it permits Lender to contract for, charge, take, receive or reserve a greater amount of interest than under Texas law), taking into account all Charges (as hereafter defined) made in connection with the transaction evidenced by the Note and the other Loan Instruments. As used herein, the term "CHAR YES" shall mean all fees, charges and/or any other things of value, if any, contracted for, charged, received, taken or reserved by Lender in connection with the transactions relating to the Note and the other Loan Instruments, which are treated as interest under applicable law. As used herein, the term "RELATED INDEBTEDNESS" shall mean any and all debt paid or payable by Borrower to Lender pursuant to the Loan Instruments or any other communication or writing by or between Borrower and Lender related to the transaction or transactions that are the subject mater of the Loan Instruments, except such debt which has been paid or is payable by Borrower to Lender.


FIFTH MODIFICATION AGREEMENT - Page 2

     5. Notwithstanding anything to the contrary contained in the Deeds of Trust or other Loan Instruments, with respect to any amendment to the Master Deeds of Trust, the following terms and provisions shall apply;

     With respect to any amendment or modification of the Master Deeds of Truth now or hereafter executed by Borrower (or any future owner of the Property if different from Borrower) and duly recorded in the appropriate official public records, Borrower acknowledges and agrees that such amendment or modification of the Master Deeds of Trust shall constitute an amendment or modification to the terms and provisions of any such Supplemental Deeds of Trust (and shall be incorporated into any such Supplemental Deeds of Trust and made a part thereof for all purposes, as though such amendment or modification of the Master Deeds of Trust specifically referred to such Supplemental Deeds of Trust) without the necessity of any specific reference in such amendment or modification to any such Supplemental Deeds of Trust; and no such amendment or modification of the Master Deeds of Trust shall impair the obligations of Borrower under any such Supplemental Deeds of Trust or any other of the Loan Instruments.

     6. Borrower hereby expressly promises to pay to the order of Lender, the principal amount of the Note (as modified and increased) and all accrued and unpaid interest now or hereafter to become due and payable under the Note, and Borrower hereby expressly promises to perform all of the obligations of Borrower under the Loan Instruments (as modified and increased).

     7. The liens of the Deeds of Trust are hereby acknowledged by Borrower to be good, valid and subsisting liens, and such liens are hereby renewed and extended so as to secure the payment of the Note and Loan (as modified and increased).

     8. Borrower hereby represents and warrants to Lender that (a) Borrower is the sole legal and beneficial owner of the Property; (b) Borrower has the full power and authority to make the agreements contained in this Agreement without joinder or consent of any other party; (c) the execution, delivery and performance of this Agreement will not contravene or constitute an event which itself or which with the passing of time or giving of notice or both would constitute a default under any deed of trust, loan agreement, indenture or other agreement to which Borrower or Guarantor is a party or by which Borrower or any of its property is bound; and (d) there exists no default under the Loan Instruments (as modified). BORROWER HEREBY AGREES TO INDEMNIFY AND HOLD LENDER HARMLESS AGAINST ANY LOSS, CLAIM, DAMAGE, LIABILITY OR EXPENSE (INCLUDING WITHOUT LIMITATION, ATTORNEYS' FEES) INCURRED AS A RESULT OF ANY REPRESENTATION OR WARRANTY MADE BY BORROWER HEREIN PROVING TO BE UNTRUE IN ANY MATERIAL RESPECT.

     9. The terms and conditions hereof may not be modified, amended, altered or otherwise affected except by instrument in writing executed by Lender and Borrower.

     10. All Loan Instruments are hereby amended and modified in a manner consistent with the modifications, terms and/or provisions contained herein. Except as expressly modified hereby, the terms and conditions of the Loan Instruments are and shall remain in full force and effect.

     11. Borrower agrees to pay to Lender, contemporaneously with the execution and delivery hereof, all costs and expenses incurred in connection with this transaction, title insurance endorsement premiums, reasonable fees of Lender's counsel and recording fees.

     12. Borrower hereby agrees to execute and deliver to Lender such further documents and instruments evidencing or pertaining to the Loan, as modified and increased hereby, as may be reasonably requested by Lender from time to time so as to evidence the terms and conditions hereof.

             [The balance of this page is intentionally left blank.]


FIFTH MODIFICATION AGREEMENT - Page 3

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the date first above written.

                                        BORROWER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership


                                        BY:  MTH-TEXAS GP, INC.,
                                             an Arizona corporation,
                                             General Partner


                                             By: /s/ Rick Morgan
                                                 -------------------------------
                                                 Name: Rick Morgan
                                                 Title: Vice President


                                        LENDER:

                                        GUARANTY FEDERAL BANK, F.S.B.,
                                        a federal savings lank


                                        By: /s/ Sam A. Meade
                                            ------------------------------------
                                            Name: Sam A. Meade
                                            Title: Senior Vice President


STATE OF TEXAS     ss.
                   ss.
COUNTY OF COLLIN   ss.

     This instrument was ACKNOWLEDGED before me on March 28, 2000, by Rick Morgan, Vice President of MTH-TEXAS GP, C., an Arizona corporation, as General Partner of LEGACY/MONTEREY HOMES L.P., AN ARIZONA limited partnership on behalf of said limited partnership.,

[SEAL]
                                        /s/ Amy C. Kirkpatrick
                                        ----------------------------------------
                                        Notary Public

My Commission on Expires

       2/24/2001                        Amy C. Kirkpatrick
------------------------                ----------------------------------------
                                        Printed Name of Notary Public

FIFTH MODIFICATION AGREEMENT - Page 4

STATE OF TEXAS    ss.
                  ss.
COUNTY OF DALLAS  ss.

     This instrument was acknowledged before me on the 29th day of March, 2000, by Sam A. Meade, Senior Vice President of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank, on behalf of said federal savings bank.


[Seal]                                  /s/ Leslie Ruth Reynolds
                                        ----------------------------------------
                                        Notary Public in and for the
                                        above county and state


My Commission Expires:
                                        Leslie Ruth Reynolds
     02/04/2001                         ----------------------------------------
----------------------                  Printed Name of Notary


FIFTH MODIFICATION AGREEMENT - Page 5

                              CONSENT OF GUARANTOR

     Each of the undersigned, as a guarantor ("GUARANTOR," whether one or more) of the loan (the "LOAN"), evidenced by the Note and secured by the Deeds of Trust described in the foregoing Fifth Modification Agreement (the "Agreement") to which this Consent is attached, hereby acknowledge and consent (jointly and severally) to the terms of the Agreement and agree (jointly and severally) that the execution and delivery of the Agreement will in no way change or modify Guarantor's respective obligations under their respective Guaranty (as defined in the Agreement); and each Guarantor acknowledges and agrees (jointly and severally) that the Indebtedness (as defined in the respective instruments comprising the Guaranty) includes the Loan, together with any and all other Indebtedness now or at any time hereafter owing by Guarantor to Lender; and each Guarantor (jointly and severally) hereby unconditionally and absolutely guarantees to Lender the payment when due of such Indebtedness, and hereby acknowledge and agree that their respective Guaranty is in full force and effect, and that there are no claims, counterclaims, offsets or defenses to their respective Guaranty; and each Guarantor acknowledges and consents (jointly and severally) to the terms of any and all prior modifications to the terms of the Loan (including, without limitation, any and all extensions of the term thereof and increases in the principal thereof prior to the date hereof, if any).

     EXECUTED on the date(s) set forth in the acknowledgment(s) below to be EFFECTIVE as of the 29th day of March, 2000.

                                        GUARANTOR:

                                        MERITAGE CORPORATION,
                                        a Maryland corporation


                                        By: /s/ John R Landon
                                            ------------------------------------
                                            Name: John R. Landon
                                            Title Co-CEO


                                        MTH-TEXAS GP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


                                        MTH-TEXAS LP, INC.,
                                        an Arizona corporation


                                        By: /s/ Rick Morgan
                                            ------------------------------------
                                            Name: Rick Morgan
                                            Title: Vice President


FIFTH MODIFICATION AGREEMENT - Page 6

STATE OF TEXAS     ss.
                   ss.
COUNTY OF COLLIN   ss.

     This instrument was ACKNOWLEDGED before me on March 28, 2000, by John R. Landon, Co-CEO of MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.

                                        /s/ Amy C. Kirkpatrick
                                        ----------------------------------------
                                        Notary Public

My Commission expires:

      2/24/2001                         Amy C. Kirkpatrick
----------------------                  ----------------------------------------
                                        Printed Name of Notary Public


STATE OF TEXAS     ss.
                   ss.
COUNTY OF COLLIN   ss.

     This instrument was ACKNOWLEDGED before me on March 28, 2000, by Rick Morgan, Vice President of MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.

                                        /s/ Amy C. Kirkpatrick
                                        ----------------------------------------
                                        Notary Public

My Commission expires:

      2/24/2001                         Amy C. Kirkpatrick
----------------------                  ----------------------------------------
                                        Printed Name of Notary Public


STATE OF TEXAS     ss.
                   ss.
COUNTY OF COLLIN   ss.

     This instrument was ACKNOWLEDGED before me on March 28, 2000, by Rick Morgan, Vice President of MERITAGE CORPORATION, a Maryland corporation, on behalf of said corporation.

                                        /s/ Amy C. Kirkpatrick
                                        ----------------------------------------
                                        Notary Public

My Commission expires:

      2/24/2001                         Amy C. Kirkpatrick
----------------------                  ----------------------------------------
                                        Printed Name of Notary Public


FIFTH MODIFICATION AGREEMENT - Page 7

                                    EXHIBIT A

                       DESCRIPTION OF THE DEED(S) OF TRUST

LEGACY/MONTEREY, L.P.

Collin County       Recorded September 4, 1996, Clerk File 96-0075977

Dallas              Recorded September 5, 1996, Volume 96175 Page 00192

Denton              Recorded September 5, 1996, Clerk File 96-80061921

Fort Bend           Recorded January 28, 1999, Clerk File 199900703

Harris              Recorded August 6, 1997, Clerk File No. 5579911

Rockwall            Recorded August 19, 1997, Clerk File No. 176219

Tarrant             Recorded September 5, 1996, Clerk File D196175179

Travis              Recorded September 6, 1996, Volume 12766, Page 1157.

Williamson          Recorded September 9, 1996, Clerk File 9648096


EXHIBIT A, DESCRIPTION OF THE DEEDS OF TRUST - Page I

                                                             LOAN NO.___________

                            REVOLVING PROMISSORY NOTE
                          (Fourth Amended and Restated)

$65,000,000.00                                                As of May 31, 1993

     FOR VALUE RECEIVED, the undersigned (sometimes referred to herein as "MAKER"), jointly and severally if more than one, promise to pay to the order of GUARANTY FEDERAL BANK, F.S.B., a federal savings bank organized and existing under the laws of the United States (sometimes referred to herein as "PAYEE"), at its principal offices at 8333 Douglas Avenue, Dallas, Texas 75225, or at such other place as the holder hereof may from time to time designate, the principal sum of SIXTY-FIVE MILLION AND NO/ 100 DOLLARS ($65,000,000.00), or so much thereof as may be advanced, with interest on the principal balance from time to time remaining unpaid prior to default or maturity at the rate hereinafter provided, interest only being payable on the first day of each month commencing June, 1993, and continuing until and including July 31, 2000, when, unless extended pursuant to the terms of Loan Agreement (hereafter defined), the unpaid principal balance of this Note, together with all accrued and unpaid interest, shall be due and payable. The principal of this Note shall otherwise be payable in accordance with the Loan Agreement. All payments due under this Note shall be delivered to the holder hereof not later than twelve o'clock, noon, Dallas, Texas time, on the date such payment becomes due and payable (or the date any voluntary prepayment of this Note is made), in immediately available funds. Any payment received by the holder hereof after such time will be deemed to have been made on the next following business day.

     As herein provided, the unpaid Principal Amount (hereafter defined) of this Note (or portions thereof) from time to time outstanding shall bear interest prior to maturity at a varying rate per annum equal to, at Maker's option, (i) the Commercial Base Rate (hereafter defined), or (ii) the applicable LIBOR Base Rate (hereafter defined) (as elected in the manner specified in this Note), provided that in- no event shall the Applicable Rate (hereafter defined) exceed the Maximum Rate (hereafter defined). Notwithstanding the foregoing, if at any time the Applicable Rate exceeds the Maximum Rate, the rate of interest payable under this Note shall be limited to the Maximum Rate, but any subsequent reductions in the Commercial Base Rate or the LIBOR Base Rate, as the case may be, shall not reduce the. Applicable Rate below the Maximum Rate until the total amount of interest accrued on this Note equals the total amount of interest which would have accrued at the Applicable Rate if the Applicable Rate had at all times been in effect. Interest on this Note shall be calculated at a daily rate equal to 1/360 of the annual percentage rate stated above, subject to the provisions hereof specifying the maximum amount of interest which may be charged or collected hereunder.

     As used in this Note, the following terms shall have the meanings indicated opposite them:

     "ADDITIONAL COSTS" -- Any costs, losses or expenses incurred by Payee which it determines are attributable to its making or maintaining the Loan (hereafter defined), or its obligation to make any Loan advances, or any reduction in any amount receivable by Payee under the Loan or this Note.

     "APPLICABLE RATE -- The Commercial Base Rate (as to that portion of .Principal Amount bearing interest at the Commercial Base Rate); provided, however from and after May 15, 1998 , the Applicable Rate shall be either the Commercial Base Rate (as to that portion of the Principal Amount bearing interest at the Commercial Base Rate) or the LIBOR Base Rate (as to each Euro-Dollar Amount) as elected in the manner specified in this Note.

     "ASSESSMENTS" -- Any impositions and assessments imposed on Payee with respect to any Euro-Dollar Amount for insurance or other fees, assessments and surcharges.

     "COMMERCIAL BASE RATE" -- One percent (I %) per annum in excess of the base rate announced or published from time to time by Guaranty Federal Bank, F.S.B., which rate may not be the lowest rate charged by Guaranty Federal Bank, F.S.B.; it being understood aril agreed that the Commercial Base Rate shall increase or decrease, as the case may be, from time to time as of the effective date of each change in such rate; provided, however, from and after August 1, 1995, the "Commercial Base Rate" shall be the base rate announced or published from time to time by Guaranty Federal Bank, F.S.B.

     "EURO-DOLLAR AMOUNT" -- Each portion of the Principal Amount bearing interest at the applicable LIBOR Base Rate pursuant to a Euro-Dollar Rate Request. There shall be no more than seven (7) portions of the Principal Amount bearing interest at an applicable LIBOR Base Rate outstanding at any time, each such portion shall be in amounts of not less than $1,000,000.00 each and in no event shall the total portions of the Principal Amount bearing interest at the LIBOR Base Rate exceed seventy percent (70%) of the Principal Amount of the time of any Euro-Dollar Rate Request.

     "EURO-DOLLAR BUSINESS DAY" -- Any day on which commercial banks are open for domestic and international business (including dealings in U.S. Dollar deposits) in New York City and Dallas, Texas.

     "EURO-DOLLAR RATE REQUEST" -- Maker's telephonic notice (to be promptly confirmed in a written notice which must be received by Payee before such Euro-Dollar Rate Request will be put into effect by Payee), to be received by Payee by twelve o'clock noon (Dallas, Texas time) three (3) Euro-Dollar Business Days prior to the Euro-Dollar Business Day specified in the Euro-Dollar Rate Request for the commencement of the Interest Period, of (a) its intention to have (1) all or any portion of the Principal Amount which is not then the subject of an Interest Period (other than an Interest Period which is terminating on such Euro-Dollar Business Day), and/or (2) all or any portion of any advance of Loan proceeds which is to be made on such Euro-Dollar Business Day, bear interest at the LIBOR Base Rate, and (b) the Interest Period desired by Maker in respect of the amount specified. There shall be no more than three
(3) such requests for an election outstanding at any time.

     "EURO-DOLLAR RATE REQUEST AMOUNT" -- The amount, to be specified by Maker in each Euro-Dollar Rate Request and stated in increments of $1,000,000.00, which Maker desires to bear interest at the LIBOR Base Rate; provided, however, in no event shall an such amount be less than $1,000,000.00 in each instance.

     "EURO-DOLLAR REFERENCE SOURCE" -- The display for Euro-Dollar rates provided on The Bloomberg (a data service), viewed by accessing Page One (I) of the global deposits segment of money-market rates (or such other page as may replace Page One [ 1 ] for the purposes of displaying Euro-Dollar rates); or, at the option of Payee the display for Euro-Dollar rates on such other service selected from time to time by Payee and determined by Payee to be comparable to The Bloomberg, which other service may include Reuters Monitor Money Rates Service.

     "INTEREST PERIOD" -- The period during which interest at the LIBOR Base Rate, determined as provided in this Note, shall be applicable to the applicable Euro-Dollar Rate Request Amount; provided, however, that each such period shall be either thirty (30), ninety (90), or one hundred eighty (180) days, which shall be measured from the date specified by Maker in each Euro-Dollar Rate Request for the commencement of the computation of interest at the LIBOR Base Rate, to the numerically corresponding day in the calendar month in which such period terminates (or, if there be no numerical correspondent in such month, or if the date selected by Maker for such commencement is the last Euro-Dollar Business Day of a calendar month, then the last Euro-Dollar Business Day of the calendar month in which such period terminates, or, if the numerically corresponding day is not a Euro-Dollar Business Day, then the next succeeding Euro-Dollar Business Day, unless such next succeeding Euro-Dollar Business Day enters a new calendar month, in which case such period shall end on the next preceding Euro-Dollar Business Day); and in no event shall any such period be elected which extends beyond the Maturity Date.

     "LIBOR BASE RATE" -- With respect to any Euro-Dollar Amount, the rate per annum (expressed as a percentage) determined by Payee to be equal to the sum of
(a) the quotient of the LIBOR Rate for the applicable Euro-Dollar Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of I%, PLUS (b) the applicable Assessments, plus (c) two and one-half percent (2.5%); provided, however from and after March ___, 1999, the LIBOR Base Rate shall be equal to the sum of (a) the quotient of the LIBOR Rate for the applicable Euro-Dollar Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of 1%, PLUS (b) the applicable Assessments, PLUS (c) two and one-quarter percent (2.25%) provided, further however from and after March _-_, 2000, the LIBOR Base Rate shall be equal to the sum of (a) the quotient of the LIBOR Rate for the applicable Euro-Dollar Amount and the applicable Interest Period, divided by (1 minus the applicable Reserve Requirement), rounded up to the nearest 1/100 of 1%, plus (b) the applicable Assessments, plus (c) two percent (2.0%);

     "LIBOR RATE" -- The rate determined by Payee (rounded upward, if necessary, to the nearest 1/16 of 1%) equal to the offered rate (and not the bid rate) for deposits in U.S. Dollars of amounts comparable to the Euro-Dollar Rate Request Amount for the same period of time as the Interest Period selected by Maker in the Euro-Dollar Rate Request, as set forth on the Euro-Dollar Reference Source at approximately 10:00 a.m. (Dallas, Texas time) on the first day of the applicable Interest Period.

     "LOAN" -- The $65,000,000.00 loan evidenced hereby.

     "MATURITY DATE" -- July 31, 2000, being the date this Note becomes due and payable in its entirety, unless extended pursuant to the terms of the Loan Agreement.

     "MAXIMUM RATE" -- The maximum interest rate permitted under applicable law.

     "PRINCIPAL AMOUNT" -- That portion of the Loan evidenced hereby as is from time to time outstanding.

     "REGULATION D" -- Regulation D of the Board of Governors of the Federal Reserve System, as from time to time amended or supplemented.

     "REGULATION" -- With respect to the charging and collecting of interest at the LIBOR Base Rate, any United States federal, state or foreign laws, treaties, rules or regulations whether now in effect or hereinafter enacted or promulgated (including Regulation D) or any interpretations, directives or requests applying to a class of depository institutions including Payee under any United States federal, state or foreign laws or regulations (whether or not having the force of law) by any court or governmental or monetary authority charged with the interpretation or administration thereof, excluding any change the effect of which is determined by Payee to be reflected in a change in the LIBOR Base Rate.

     "RESERVE REQUIREMENT" -- The average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion U.S. Dollars against "Eurocurrency Liabilities," as such quoted term is used in Regulation D. Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks by reason of any regulatory change against (a) any category of liabilities which includes deposits by reference to which the LIBOR Rate is to be determined as provided in this Note, or (b) any category of extensions of credit or. other assets which includes loans the interest rate on which is determined on the basis of rates referred to in the definition of "LIBOR Rate" set forth above.

     If Maker desires the application of the LIBOR Base Rate, it shall submit a Euro-Dollar Rate Request to Payee. Such Euro-Dollar Rate Request shall specify the Interest Period and the Euro-Dollar Amount and shall be irrevocable, subject to Payee's right to convert the rate of interest payable hereunder with respect to any Euro-Dollar Amount from the LIBOR Base Rate to the Commercial Base Rate as hereinafter provided. In the event that Maker fails to submit a Euro-Dollar Rate Request with respect to an existing Euro-Dollar Amount not later than twelve o'clock noon (New York time) three (3) Euro-Dollar Business Days prior to the last day of the relevant Interest Period, then the applicable Euro-Dollar Amount shall bear interest, commencing at the end of such Interest Period, at the Commercial Base Rate.

     In no event shall Maker have more than seven (7) Interest Periods involving Euro-Dollar Amounts in effect at any one time, whether or not any portion of the Principal Amount is then bearing interest at the Commercial Base Rate.

     Any portion of the Principal Amount to which the LIBOR Base Rate is not (or pursuant to the terms hereof cannot be) applicable shall bear interest at the Commercial Base Rate.

     Maker shall pay to Payee, promptly upon demand, such amounts as are necessary to compensate Payee for Additional Costs resulting from any Regulation which (i) subjects Payee to any tax, duty or other charge with respect to the Loan or this Note, or changes the basis of taxation of any amounts payable to Payee under the Loan or this Note (other than taxes imposed on the overall net income of Payee or of its applicable lending office by the jurisdiction in which Payee's principal office or such applicable lending office is located), (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, Payee, or (iii) imposes on Payee or on the interbank Euro-Dollar market any other condition affecting the Loan or this Note, or any of such extensions of credit or liabilities. Payee will notify Maker of any event which would entitle Payee to compensation pursuant to this paragraph as promptly as practicable after Payee obtains knowledge thereof and determines to request such compensation.

     Without limiting the effect of the immediately preceding paragraph, in the event that, by reason of any Regulation, (i) Payee incurs Additional Costs based on or measured by the amount of (1) a category of deposits or other liabilities of Payee which includes deposits by reference to which the LIBOR Rate is determined as provided in this Note and/or (2) a category of extensions of credit or other assets of Payee which includes loans the interest on which is determined on the basis of rates referred to in the definition of "LIBOR Rate" set forth above, (ii) Payee becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, or (iii) it shall be unlawful or impractical for Payee to make or maintain the Loan (or any portion thereof) at the LIBOR Base Rate, then Payee's obligation to make or maintain the Loan (or portions thereof) at the LIBOR Base Rate (and Maker's right to request the same) shall be suspended and Payee shall give notice thereof to Maker and, upon the giving of such notice, interest payable hereunder at the LIBOR Base Rate shall be converted to the Commercial Base Rate, unless Payee may lawfully continue to maintain the Loan (or any portion thereof) then bearing interest at the LIBOR Base Rate to the end of the current Interest Period(s), at which time the interest rate shall convert to the Commercial Base Rate. If subsequently Payee determines that such Regulation has ceased to be in effect, Payee will so advise Maker and Maker may convert the rate of interest payable hereunder with respect to those portions of the Principal Amount bearing interest at the Commercial Base Rate to the LIBOR Base Rate by submitting a Euro-Dollar Rate Request in respect thereof and otherwise complying with the provisions of this Note with respect thereto.

     Determinations by Payee of the existence or effect of any Regulation on its costs of making or maintaining the Loan, or portions thereof, at the LIBOR Base Rate, or on amounts receivable by it in respect thereof, and of the additional amounts required to compensate Payee with respect to Additional Costs and/or Assessments, shall be conclusive; provided, however, that such determinations are made without manifest error.

     Anything herein to the contrary notwithstanding, if, at the time of or prior to the determination of the LIBOR Base Rate in respect of any Euro-Dollar Rate Request Amount as herein provided, Payee determines (which determination shall be conclusive [provided that such determination is made on a reasonable basis] absent manifest error) that (i) by reason of circumstances affecting the interbank Euro-Dollar market generally, adequate and fair means do not or will not exist for determining the LIBOR Base Rate applicable to an Interest Period, or (ii) the LIBOR Rate, as determined by Payee, will not accurately reflect the cost to Payee of making or maintaining the Loan (or any portion thereof) at the LIBOR Base Rate, then Payee shall give Maker prompt notice thereof, and the applicable Euro-Dollar Rate Request Amount shall bear interest, or continue to bear interest, as the case may be, at the Commercial Base Rate. If at any time subsequent to the giving of such notice, Payee determines that because of a change in circumstances the LIBOR Base Rate is again available to Maker hereunder, Payee shall so advise Maker and Maker may convert the rate of interest payable hereunder from the Commercial Base Rate to the LIBOR Base Rate by submitting a Euro-Dollar Rate Request to Payee and otherwise complying with the provisions of this Note with respect thereto.

     Maker shall pay to Payee, immediately upon request and notwithstanding contrary provisions contained in the Deeds of Trust (as hereafter defined) or other Loan Instruments (as hereafter defined), such amounts as shall, in the conclusive judgment of Payee reasonably exercised, compensate Payee for any loss, cost or expense incurred by it as a result of (i) any payment or prepayment, under any circumstances whatsoever, of any portion of the Principal Amount bearing interest at the LIBOR Base Rate on a date other than the last day of an applicable Interest Period, (ii) the conversion, for any reason whatsoever, of the rate of interest payable hereunder from the LIBOR Base Rate to the Commercial Base Rate with respect to any portion of the Principal Amount then bearing interest at the LIBOR Base Rate on a date other than the last day of an applicable Interest Period, (iii) the failure of all or a portion of an advance, which was to have borne interest at the LIBOR Base Rate pursuant to a Euro-Dollar Rate Request, to be made under the Loan Agreement, or (iv) the failure of Maker to borrow in accordance with a Euro-Dollar Rate Request submitted by it to Payee, which amounts shall include, without limitation, lost profits.

     Maker shall have the right to prepay, in whole or in part, the Principal Amount of this Note accruing interest at the Commercial Base Rate, without premium or penalty upon the payment of all accrued interest on the amount prepaid (and any interest which has accrued at the Default Rate (hereafter defined) and other sums that may be payable hereunder); provided, however, that any Euro-Dollar Amount may be prepaid only on the last day of the applicable Interest Period.

     All payments of principal shall be credited first against principal amounts bearing interest at the Commercial Base Rate and then toward the payment of Euro-Dollar Amounts. Payments of Euro-Dollar Amounts shall be applied in such manner as Maker shall select; provided, however, that Maker shall select Euro-Dollar Amounts to be repaid in a manner designed to minimize any losses incurred by virtue of such payment. If Maker shall fail to select the Euro-Dollar Amounts to which such payments are to be applied, or if an event of default has occurred and is continuing at the time of payment, then Payee shall be entitled to apply the payment to such Euro-Dollar Amounts in the manner it deems appropriate. Maker shall compensate Payee for any losses incurred by virtue of any payment of those portions of the Loan accruing interest at the LIBOR Base Rate prior to the last day of the relevant Interest Period, which compensation shall be determined in accordance with the provisions set forth in this Note, and any payment received pursuant to this paragraph shall be applied first to losses incurred by Payee by reason of such payment.

     If a default shall occur under the Deeds of Trust, interest on the Principal Amount shall, at the option of Payee, immediately and without notice to Maker, be converted to the Commercial Base Rate. The foregoing provisions shall not be construed as a waiver by Payee of its right to pursue any other remedies available to it under the Deeds of Trust or any other instrument evidencing or securing the Loan, nor shall it be construed to limit in any way the application of the Default Rate.

     Maker hereby agrees that it shall be bound by any agreement extending the time or modifying the above terms of payment, made by Payee and the owner or owners of tic Property, whether with or without notice to Maker, and Maker shall continue liable to pay the amount due hereunder, but with interest at a rate no greater than the LIBOR Base Rate or the Commercial Base Rate, as the case may be, according to the terms of any such agreement of extension or modification.

     ALL OR ANY PORTION OF THE PRINCIPAL OF THIS NOTE MAY BE BORROWED, PAID, PREPAID, REPAID AND REBORROWED, FROM TIME TO TIME PRIOR TO MATURITY, IN ACCORDANCE WITH THE PROVISIONS OF THIS NOTE AND THE OTHER LOAN INSTRUMENTS (AS HEREAFTER DEFINED). THE EXCESS OF BORROWING (ADVANCES AND READVANCES) OVER

REPAYMENTS SHALL EVIDENCE THE PRINCIPAL BALANCE DUE HEREON FROM TIME TO TIME AND AT ANY TIME. THE AGGREGATE OF ALL ADVANCES MADE UNDER THIS NOTE MAY EXCEED THE FACE AMOUNT OF THIS NOTE, BUT THE OUTSTANDING PRINCIPAL BALANCE OF THIS NOTE AT ANY TIME SHALL NEVER EXCEED THE FACE AMOUNT OF THIS NOTE.

     At the option of the holder hereof, the entire principal balance and accrued interest owing hereon shall, subject to applicable laws, at once become due and payable without notice or demand upon the occurrence at any time of any of the following events ("EVENTS OF DEFAULT"):

     1.   Default in the payment of any  installment  of principal,  interest or any other sum due hereunder or under any document evidencing, governing, securing or guaranteeing the Loan (individually and collectively, the "LOAN INSTRUMENTS") and the continuation of such default or a period of fifteen (.15) days following the due date thereof; or defaults in the performance of any of the covenants or provisions of any of the Loan Instruments other than those covenants or provisions involving the payment of the sums described in the preceding clause in this PARAGRAPH 1.

     2.   The   liquidation,   termination,   dissolution  or  (if  any  of  the
          undersigned is a natural person) the death of any of the undersigned or any guarantor hereof.

     3. The bankruptcy or insolvency of, the assignment for the benefit of creditors by, or the appointment of a receiver for any of the property of any party liable for the payment of this Note, whether as maker, endorser, guarantor, surety or otherwise.

     4. Default in the payment of any other indebtedness due the holder hereof, or default in the performance of any other obligation to the holder hereof by the undersigned or any other party liable for the payment hereof, whether as endorser, guarantor, surety or otherwise, it being reasonably contemplated by the undersigned that it may incur additional indebtedness owing to the holder hereof, from time to time, subsequent to the date hereof.

     5. Notice of default given by any other lender or third party (the "OTHER LENDERS") to the undersigned or the acceleration of any indebtedness owed by the undersigned to the Other Lenders under any instruments evidencing, governing, guaranteeing or securing any other indebtedness or obligation, now or hereafter owed by the undersigned to the Other Lenders.

     The failure to exercise the option to accelerate the maturity of this Note upon the happening of any one or more of the events of default hereunder shall not constitute a waiver of the right of the holder hereof to exercise the same or any other option at that time or at any subsequent time with respect to such uncured default or any other event of uncured default hereunder or under any other of the Loan Instruments. The remedies of the holder hereof, as provided in this Note and in any other of the Loan Instruments, shall be cumulative and concurrent and may be pursued separately, successively or together, as often as occasion therefor shall arise, at the sole discretion of the holder hereof. The acceptance by the holder hereof of any payment under this Note which is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of or impair, reduce, release or extinguish any of the rights or remedies of the holder hereof to exercise the foregoing option or any other option granted to the holder hereof or in any other of the Loan Instruments, at that time or at any subsequent time, or nullify any prior exercise of any such option.

     The unpaid principal of and, to the extent permitted by applicable law, unpaid interest on this Note from time to time outstanding shall bear interest from and after maturity at the rate (hereafter called the "DEFAULT RATE") of five percent (5%) per annum above the Commercial Base Rate (as such rate may change from time to time as provided above), provided that in no event shall such interest rate be more than the Maximum Rate. Notwithstanding anything to the contrary contained in this Note, at the option of the holder hereof and upon notice to the undersigned at any time after the occurrence of a default, as defined in the Deeds of Trust, from and after such notice and during the continuance of such default, the unpaid principal of this Note from time to time outstanding and all past due installments of interest shall, to the extent permitted by applicable law, bear interest at the Default Rate (as such rate may change from time to time with each change in the Commercial Base Rate), provided that in no event shall such interest rate be more than the Maximum Rate.

     The undersigned and all other parties now or hereafter liable for the payment hereof, whether as endorser, guarantor, surety or otherwise, severally waive demand, presentment, notice of dishonor, notice of intention to accelerate the indebtedness evidenced hereby, notice of the acceleration of the maturity hereof, diligence in collecting, grace, notice and protest, and consent to all extensions which from time to time may be granted by the holder hereof and to all partial payments hereon, whether before or after maturity.

     If this Note is not paid when due, whether at maturity or by acceleration, or if it is collected through a bankruptcy, probate or other court, whether before or after maturity, the undersigned agrees to pay all costs of collection, including but not limited to reasonable attorneys' fees and expenses, incurred by the holder hereof.

     This Note is executed pursuant to a Master Loan Agreement, dated as of January 31, 1993, between the undersigned and the payee named herein (the "LOAN AGREEMENT"), which Loan Agreement contains provisions for acceleration of the maturity hereof upon the happening of certain events, and all advances made hereunder shall be made pursuant to the Loan Agreement. This Note is secured by one or more Deeds of Trust (With Security Agreement and Assignment of Rents and Leases) (collectively, the "DEEDS OF TRUST") covering certain property situated in various Counties in Texas. The proceeds of this Note are to be used for business, commercial, investment or other similar purposes and no portion thereof will be used for personal, family or household use.

     This Note is given in renewal, replacement and rearrangement, and not in extinguishment of, the indebtedness evidenced by that certain (i) Revolving Promissory Note in the amount of $17,000,000.00, dated May 31, 1993, as executed by Maker and payable to Payee, (ii) Revolving Promissory Note (Amended and Restated) in the amount of $40,000,000.00 (as increased), dated as of May 31, 1993, as executed by Maker and payable to Payee, and (iii) Revolving Promissory Note (Second Amended and Restated) in the amount of $50,000,000.00, dated as of May 31, 1993, as executed by Maker and payable to Payee, and (iv) and Revolving Promissory Note (Third Amended and Restated) in the amount of $80,000,000.00 (as increased), dated as of May 31, 1993, as executed by Maker and payable to Payee.

     All agreements between the undersigned and the holder hereof, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity hereof or otherwise, shall the interest contracted for, charged, received, paid or agreed to be paid to the holder hereof exceed the Maximum Rate. If from any circumstance the holder hereof shall ever receive anything of value deemed interest by applicable law in excess of the Maximum Rate, an amount equal to any excessive interest shall be applied to the reduction of the principal hereof and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal hereof, such excess shall be refunded to the undersigned. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal so that the interest hereon for such full period shall not exceed the Maximum Rate. This paragraph shall control all agreements between the undersigned and the holder hereof.

     The undersigned acknowledges and agrees that the holder hereof may, from time to time, sell or offer to sell interests in the Loan to one or more participants. The undersigned authorizes the holder hereof to disseminate any information it has pertaining to the Loan, including, without limitation, complete and current credit information on the undersigned, any of its principals and any guarantor of this Note, to any such participant or prospective participant.

     EXCEPT WHERE FEDERAL LAW IS APPLICABLE (INCLUDING, WITHOUT LIMITATION, ANY FEDERAL USURY CEILING OR OTHER FEDERAL LAW WHICH, FROM TIME TO TIME, IS APPLICABLE TO THE INDEBTEDNESS EVIDENCED HEREIN AND WHICH PREEMPTS STATE USURY
LAWS), THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN SUCH STATE. THE UNDERSIGNED ACKNOWLEDGES THAT THE LIEN OF THE DEEDS OF TRUST CONSTITUTES A FIRST LIEN ON RESIDENTIAL REAL PROPERTY WITHIN THE MEANING OF PART A, TITLE V, OF THE DEPOSITORY INSTITUTIONS DEREGULATION AND MONETARY CONTROL ACT OF 1980, AND THE REGULATIONS PROMULGATED THEREUNDER.

                                        MAKER:

                                        LEGACY/MONTEREY HOMES L.P.,
                                        an Arizona limited partnership


                                        BY:  MTH-TEXAS GP, INC.,
                                             an Arizona corporation,
                                             General Partner


                                             By: /s/ Rick Morgan
                                                 -------------------------------
                                                 Name: Rick Morgan
                                                 Title: Vice President